- ----------------------------------------------------------------------
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON D.C.  20549

                              FORM 8-K/A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    May 12, 1995
                                                   (February 28, 1995)



                      BOATMEN'S BANCSHARES, INC.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)

          Missouri                  1-3750            43-0672260
- ----------------------------   ----------------   --------------------
(State or other jurisdiction   (Commission File   (IRS Employer
 of incorporation)                 Number)         Identification No.)


One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri      63101
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  314-466-6000
                                                    --------------

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ITEM 5. OTHER EVENTS
- --------------------

    As previously reported by Boatmen's Bancshares, Inc. ("The Corporation") on its Current Report on Form 8-K, dated March 14,
1995, the Corporation completed its acquisition of Worthen Banking Corporation ("Worthen") on February 28, 1995, pursuant to an Agreement and Plan of Merger ("Merger Agreement"), dated August 18, 1994. Under terms of the Merger Agreement, a wholly owned subsidiary of the Corporation was merged with and into Worthen, and each of the 17,126,652 shares of Worthen common stock outstanding at February 28, 1995, was converted into one share of common stock of the Corporation. No shares of Worthen common stock were owned by the Corporation. The merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

    In accordance with Item 7. of Form 8-K, the Corporation has submitted herewith, pro forma financial information as required pursuant to Article 11 of Regulation S-X.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------
     Worthen's financial information required by this item was previously filed by the Corporation on its Current Report on Form 8-K dated March 14, 1995 and is incorporated herein by this reference.

(b)  Pro Forma Financial Information
     -------------------------------
     The following pro forma financial statements are submitted herewith:

     1.  Pro Forma Combined Condensed Balance Sheet as of
         December 31, 1994
     2. Pro Forma Combined Condensed Statements of Income for the years ended December 31, 1994, 1993, and 1992, and notes thereto.

(c)  Exhibits
     --------
     The following additional exhibit is included with this amended Report:
         Exhibit 99 (c)  Pro Forma Financial Data


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                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BOATMEN'S BANCSHARES, INC.
                                  --------------------------
                                        (Registrant)


                                  By   /s/  JAMES W. KIENKER
                                     ---------------------------
                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    May 12, 1995

                       PRO FORMA FINANCIAL DATA

    BOATMEN'S BANCSHARES, INC. AND WORTHEN BANKING CORPORATION

    The pro forma combined condensed balance sheet assumes that the Merger was consummated on December 31, 1994, and the pro forma condensed statements of income assume that the Merger was consummated on January 1 of each period presented. The pro forma combined balance sheet as of December 31, 1994, and the pro forma combined condensed statements of income for each of the years in the three-year period ended December 31, 1994, give effect to the Merger based on the historical consolidated financial statements of the Corporation and Worthen and their subsidiaries.


                               PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                           December 31, 1994
                                             (In Thousands)

                                                              WORTHEN
                                              BOATMEN'S       BANKING                       BOATMEN'S
                                          BANCSHARES, INC.  CORPORATION   ADJUSTMENTS       PRO FORMA
                                          ----------------  -----------   -----------       ---------
ASSETS:
Cash and noninterest-bearing balances
    due from banks                          $ 1,885,484     $  228,731                     $ 2,114,215
Short term investments                           43,704            857                          44,561
Securities:
    Held to Maturity                          4,203,507      1,001,099                       5,204,606
    Available for Sale                        3,887,217        129,543                       4,016,760
    Trading                                      31,674                                         31,674
Federal funds sold and securities
    purchased under resale agreements         1,082,110         25,300                       1,107,410
Loans, net of unearned                       16,480,437      1,974,577                      18,455,014
   Less reserve for loan losses                 342,030         32,695                         374,725
                                            -----------     ----------    -----------      -----------
Loans, net                                   16,138,407      1,941,882                      18,080,289
                                            -----------     ----------    -----------      -----------
Property and equipment                          524,812         95,616                         620,428
Intangibles                                     251,498         26,485                         277,983
Other assets                                    878,805         48,707                         927,512
                                            -----------     ----------    -----------      -----------

Total Assets                                $28,927,218     $3,498,220    $         0      $32,425,438
                                            ===========     ==========    ===========      ===========

LIABILITIES AND EQUITY:
Noninterest-bearing deposits                $ 4,589,782     $  614,218                     $ 5,204,000
Interest-bearing deposits                    17,599,780      2,321,750                      19,921,530
                                            -----------     ----------    -----------      -----------
Total deposits                               22,189,562      2,935,968                      25,125,530
                                            -----------     ----------    -----------      -----------

Federal funds purchased and other
  short-term borrowings                       3,650,671        185,015                       3,835,686
Long-term debt                                  515,083         43,005                         558,088
Capital lease obligations                        38,359          1,739                          40,098
Other liabilities                               331,570         21,693                         353,263
                                            -----------     ----------    -----------      -----------

Total liabilities                            26,725,245      3,187,420                      29,912,665
                                            -----------     ----------    -----------      -----------

Redeemable preferred stock                        1,142                                          1,142

Stockholders' equity:

Common stock                                    104,831         17,056            (11)<F1>     121,876
Surplus                                         796,158        164,835           (274)<F1>     960,719
Retained earnings                             1,419,367        132,857                       1,552,224
Less:  Treasury stock                           (14,516)          (285)           285 <F1>     (14,516)
Unrealized net depreciation,
  available for sale securities                (105,009)        (3,663)                       (108,672)
                                            -----------     ----------    -----------      -----------

Total stockholders' equity                    2,200,831        310,800              0        2,511,631
                                            -----------     ----------    -----------      -----------

Total liabilities and stockholders' equity  $28,927,218     $3,498,220    $         0      $32,425,438
                                            ===========     ==========    ===========      ===========

Stockholders' equity per share                   $21.10                                         $20.69
                                            ===========                                    ===========

<F1> Based on the exchange ratio of 1.0 share of Boatmen's Common for each share of Worthen common stock,
      17,045,408 additional shares of Boatmen's Common would have been issued as of December 31, 1994, in the acquisition of Worthen.

                    PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                              Year Ended December 31, 1994
                         (In Thousands, except per share data)

                                                               WORTHEN
                                             BOATMEN'S         BANKING       BOATMEN'S
                                         BANCSHARES, INC.    CORPORATION     PRO FORMA
                                         ----------------    -----------     ---------
Interest Income                             $1,767,673        $218,452      $1,986,125
Interest Expense                               743,744          77,171         820,915
                                            ----------        --------      ----------
    Net Interest income                      1,023,929         141,281       1,165,210

Provision for loan losses                       24,306           1,399          25,705
                                            ----------        --------      ----------
Net Interest Income after
    provision for loan losses                  999,623         139,882       1,139,505

Noninterest income                             526,527          64,896         591,423
Noninterest expense                            984,642         132,113       1,116,755
                                            ----------        --------      ----------

    Income before income taxes                 541,508          72,665         614,173
Income tax expense                             186,176          25,022         211,198
                                            ----------        --------      ----------
Net income                                  $  355,332        $ 47,643      $  402,975
                                            ==========        ========      ==========
Net income available to
    common shareholders                     $  355,252        $ 47,643      $  402,895
                                            ==========        ========      ==========

Net income per common share                      $3.40                           $3.31
                                            ==========                      ==========

Average shares outstanding                     104,632                         121,655
                                            ==========                      ==========

See Notes to Pro Forma Combined Condensed Statements of Income




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
                    PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                              Year Ended December 31, 1993
                         (In Thousands, except per share data)

                                                               WORTHEN
                                             BOATMEN'S         BANKING       BOATMEN'S
                                         BANCSHARES, INC.    CORPORATION     PRO FORMA
                                         ----------------    -----------     ---------
Interest Income                             $1,606,446        $212,082      $1,818,528
Interest Expense                               631,974          79,264         711,238
                                            ----------        --------      ----------
    Net Interest income                        974,472         132,818       1,107,290

Provision for loan losses                       60,184           4,628          64,812
                                            ----------        --------      ----------
Net Interest Income after
    provision for loan losses                  914,288         128,190       1,042,478

Noninterest income                             500,359          67,829         568,188
Noninterest expense                            950,421         148,437       1,098,858
                                            ----------        --------      ----------

    Income before income taxes                 464,226          47,582         511,808
Income tax expense                             146,807          15,332         162,139
                                            ----------        --------      ----------
Net income                                  $  317,419        $ 32,250      $  349,669
                                            ==========        ========      ==========
Net income available to
    common shareholders                     $  317,334        $ 32,250      $  349,584
                                            ==========        ========      ==========

Net income per common share                      $3.07                           $2.91
                                            ==========                      ==========

Average shares outstanding                     103,490                         120,307
                                            ==========                      ==========

See Notes to Pro Forma Combined Condensed Statements of Income




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
                    PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                              Year Ended December 31, 1992
                         (In Thousands, except per share data)

                                                               WORTHEN
                                             BOATMEN'S         BANKING       BOATMEN'S
                                         BANCSHARES, INC.    CORPORATION     PRO FORMA
                                         ----------------    -----------     ---------
Interest Income                             $1,608,800        $229,968      $1,838,768
Interest Expense                               737,533          99,780         837,313
                                            ----------        --------      ----------
    Net Interest income                        871,267         130,188       1,001,455

Provision for loan losses                      136,626           2,849         139,475
                                            ----------        --------      ----------
Net Interest Income after
    provision for loan losses                  734,641         127,339         861,980

Noninterest income                             458,531          58,248         516,779
Noninterest expense                            871,928         144,940       1,016,868
                                            ----------        --------      ----------

    Income before income taxes                 321,244          40,647         361,891
Income tax expense                              92,518           6,710          99,228
                                            ----------        --------      ----------
Net income                                  $  228,726        $ 33,937      $  262,663
                                            ==========        ========      ==========
Net income available to
    common shareholders                     $  228,638        $ 33,937      $  262,575
                                            ==========        ========      ==========

Net income per common share                      $2.29                           $2.25
                                            ==========                      ==========

Average shares outstanding                     100,017                         116,606
                                            ==========                      ==========

See Notes to Pro Forma Combined Condensed Statements of Income


             ----------------------------------------------------

          Notes to Pro Forma Combined Condensed Statements of Income
                                 (unaudited)

1. The change in average shares outstanding shown in the pro forma analysis reflects the issuance of 1.0 shares of Boatmen's Common for each share of Worthen Banking Corporation common stock.